FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2001


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-9
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-9, on October 25, 2001. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 28, 1998, between and among Bear Stearns Mortgage Securities Inc., as Seller, Norwest Bank Minnesota, N.A. and as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.36) October 25, 2001 - Information on Distribution to
                                       Certificateholders.




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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   November 15, 2001               By:   /S/Samuel Molinaro
                                               Samuel Molinaro
                                               Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.36)                  October 25, 2001 - Information on
                              Distribution to Certificateholders






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             October 25, 2001 - INFORMATION ON DISTRIBUTION EXHIBIT 28.36
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-9



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                                Principal Amt.
                  Original       Outstanding                                                                          Ending
 Certificate     Principal         Prior to       Interest       Interest        Principal           Total          Certificate
    Class          Amount        Distribution       Rate        Distribution   Distribution      Distribution         Balance
      IP      $      78,275   $      45,019      0.00000%    $          0.00   $      91.57  $          91.57  $      44,927.69
    1-A-1       167,900,000     101,438,383      6.25000%         528,324.91   3,642,395.99      4,171,260.90     97,795,447.17
    1-A-2         4,916,350       2,861,823      6.25000%          14,905.33     (14,905.33)             0.00      2,876,729.29
    1-A-3        19,878,450      19,878,450      6.25000%         103,533.59           0.00        103,533.59     19,878,450.00
     1-X                  0               0      0.38713%          19,030.22           0.00         19,030.22              0.00
    1-B-1         3,379,300       3,257,750      6.25000%          16,967.45       3,923.14         20,890.59      3,253,824.44
    1-B-2           994,001         958,246      6.25000%           4,990.87       1,153.97          6,144.84        957,093.03
    1-B-3           496,900         479,027      6.25000%           2,494.93         576.87          3,071.80        478,450.23
    1-B-4           596,400         574,948      6.25000%           2,994.52         692.38          3,686.90        574,255.82
    1-B-5           198,800         191,649      6.25000%             998.17         230.79          1,228.96        191,418.61
    1-B-6           298,185         287,459      6.25000%           1,497.19         346.17          1,843.36        287,113.47
     R-1                 50               0      6.25000%               0.00           0.00              0.00              0.00
     R-3                 50               0      6.25000%               0.00           0.00              0.00              0.00
      PO            569,087         443,568      0.00000%               0.00       2,274.82          2,274.82        441,293.34
    2-A-1        21,000,000      14,047,052      6.12500%          71,698.50     248,286.41        319,984.91     13,798,765.71
    2-A-2       275,493,200     188,839,055      6.12500%         963,866.01   3,094,377.66      4,058,243.67    185,744,678.04
    2-A-3         1,105,000       1,105,000      6.12500%           5,640.10           0.00          5,640.10      1,105,000.00
    2-B-1         3,049,800       2,652,359      6.12500%          13,538.08      12,846.86         26,384.94      2,639,512.25
    2-B-2         1,524,900       1,326,179      6.12500%           6,769.04       6,423.43         13,192.47      1,319,756.13
    2-B-3           762,500         663,133      6.12500%           3,384.74       3,211.93          6,596.67        659,921.33
    2-B-4           610,000         530,506      6.12500%           2,707.79       2,569.54          5,277.33        527,937.08
    2-B-5           457,400         397,792      6.12500%           2,030.40       1,926.73          3,957.13        395,866.26
    2-B-6           457,561         397,934      6.12500%           2,031.12       1,927.42          3,958.54        396,007.26
      X                   0               0      0.53279%          30,186.64           0.00         30,186.64              0.00
     R-2                  0               0      6.12500%               0.00           0.00              0.00              0.00

              $ 503,766,309   $ 340,375,340                 $   1,797,589.60  $7,008,890.35  $   8,806,479.95  $ 333,366,450.15


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